UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2010

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, SC	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 12, 2010, 3D Systems Corporation (“3D Systems”) filed a Current Report on Form 8-K to report its acquisition of Provel S.r.l. (“Provel”).  The instructions to Form 8-K afford the registrant 71 days after the date on which the original Form 8-K was required to be filed to amend such filing to include audited financial statements of Provel.  This Form 8-K/A is being filed to provide such financial statements and pro forma financial information and does not make any other changes from the previously filed Form 8-K on October 12, 2010.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following information is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Audited financial statements:
Report of Independent Registered Public Accounting Firm
Balance Sheet as of December 31, 2009
Statement of Operations for the year ended December 31, 2009
Statement of Quotaholders’ Equity for the year ended December 31, 2009
Statement of Cash Flows for the year ended December 31, 2009
Notes to financial statements
Unaudited financial statements:
Condensed Balance Sheet as of June 30, 2010
Condensed Statement of Operations for the six months ended June 30, 2010
Statement of Quotaholders’ Equity for the six months ended June 30, 2010
Condensed Statement of Cash Flows for the six months ended June 30, 2010
Notes to unaudited financial statements

(b)	Pro Forma Financial Information.

The following information is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Statements:
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010
Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2010
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

23.1	Consent of BDO S.p.A., Independent Registered Public Accounting Firm

99.1	Audited financial statements of Provel S.r.l. as of December 31, 2009 and unaudited financial statements of Provel S.r.l. as of June 30, 2010 and for the six months ended June 30, 2010

99.2	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: October 27, 2010
/s/ ROBERT M. GRACE, JR.
(Signature)
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of BDO S.p.A., Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Provel S.r.l. as of December 31, 2009 and unaudited financial statements of Provel S.r.l. as of June 30, 2010 and for the six months ended June 30, 2010

99.2	Unaudited pro forma condensed combined financial statements